SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ROLLING TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Nevada	N/A
(State of incorporation	(I.R.S. Employer Identification No.)
or organization)

Penthouse, Menara Antara No. 11, Jalan Bukit Ceylong Kuala Lumpur	50200
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange of which each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.  [   ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.  [X]

Securities Act registration statement file number to which this form relates: 333-146139
 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, par value of $0.001
 (Title of class)

Item 1.  Description of Registrant’s Securities to be Registered.

The description of securities contained in Registrant’s Registration Statement on Form SB-2/A, as amended, filed with the commission (File No. 333-146139) is incorporated by reference into this registration statement.

Item 2.  Exhibits

Exhibit Number	Description
3.1	Articles of Incorporation(1)
3.2	Bylaws(1)
5.1	Opinion of David Jennings, Esq, regarding the legality of the securities being registered(1)

(1) Filed as an exhibit to the Registration Statement on Form SB-2 on September 18, 2007.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE: May 18, 2010

Rolling Technologies, Inc.

By:       /s/ Tee Kai Shen
             Tee Kai Shen
Title:    Chief Executive Officer and Director
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)